Exhibit 10.34


                              TERMINATION AGREEMENT


     TERMINATION AGREEMENT, effective as of September 1, 1999, by and between Speech Design GmbH, a company organized under the laws of the Federal Republic of Germany (together with all its subsidiaries and affiliates, the "Company"), and Helix Capital Services Inc. ("Helix"), successor by merger to Helix Capital Services LLC.

                            W I T N E S S E T H :

     WHEREAS, the Company and Helix entered into the Mergers and Acquisition Engagement Agreement effective October 1, 1998 (the "M&A Agreement");

     WHEREAS, the Company and Helix wish to terminate the M&A Agreement in its entirety.

     NOW, THEREFORE, in consideration of the mutual premises contained herein, the parties hereby agree as follows:

     Effective as of August 31, 1999, the M&A Agreement shall be terminated and of no force and effect and the parties shall have no remaining liabilities thereunder other than the obligations set forth in Sections 2.5 (Confidentiality) and 2.6 (Indemnification) of the M&A Agreement, which shall survive the termination thereof.

This Termination Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be the same agreement.

     IN WITNESS WHEREOF, the parties hereto have set their hand on September 1, 1999.

                                                 HELIX CAPITAL SERVICES LLC


                                                 By: /s/ Yoav Stern
                                                     -----------------------
                                                 Name: Yoav Stern
                                                 Title: Managing Partner


                                                 SPEECH DESIGN GMBH


                                                 By: /s/ Kasimir Arciszewski
                                                     -----------------------
                                                 Name: Kasimir Arciszewski
                                                 Title: Managing Director